SUMMARY PROSPECTUS

Lord Abbett
International Dividend Income Fund

MARCH 1, 2014

CLASS/TICKER
CLASS A	LIDAX	CLASS F	LIDFX	CLASS R3	LIRRX
CLASS B	N/A	CLASS I	LAIDX
CLASS C	LIDCX	CLASS R2	LIDRX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated March 1, 2014, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 129 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	R2	R3

Management Fees	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%

Distribution and Service (12b-1) Fees	0.35%	1.00%	1.00%	0.10%	None	0.60%	0.50%

Other Expenses	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%

Total Annual Fund Operating Expenses	1.27%	1.92%	1.92%	1.02%	0.92%	1.52%	1.42%

Fee Waiver and/or Expense Reimbursement(3)	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.12%	1.77%	1.77%	0.87%	0.77%	1.37%	1.27%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

For the period from March 1, 2014 through February 28, 2015, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees, to an annual rate of 0.77%. Shareholders will incur actual total annual operating expenses less than or equal to 0.77% plus the amount of any applicable Rule 12b-1 fee. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the expense limitation agreement between the Fund and Lord, Abbett & Co. LLC for the term of the agreement). The first example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

SUMMARY – INTERNATIONAL DIVIDEND INCOME FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$683	$941	$1,218	$2,008	$683	$941	$1,218	$2,008

Class B Shares	$680	$889	$1,223	$2,062	$180	$589	$1,023	$2,062

Class C Shares	$280	$589	$1,023	$2,231	$180	$589	$1,023	$2,231

Class F Shares	$89	$310	$549	$1,234	$89	$310	$549	$1,234

Class I Shares	$79	$278	$495	$1,118	$79	$278	$495	$1,118

Class R2 Shares	$139	$466	$815	$1,800	$139	$466	$815	$1,800

Class R3 Shares	$129	$435	$762	$1,689	$129	$435	$762	$1,689

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78.39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund invests principally in a diversified portfolio of dividend paying equity securities of foreign companies of all capitalizations that portfolio management believes are undervalued. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend paying securities.

The Fund’s investments primarily include the following types of securities and other financial instruments:

•

Equity securities of large, mid-sized, and small companies. The Fund may invest in any security that represents equity ownership in a company. Currently, the Fund invests in equity securities consisting principally of common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, and limited liability companies.

•

Foreign companies whose securities may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”). The Fund may, but is not required to, hedge some or all of its exposure to foreign currencies. The Fund may invest without limitation in foreign companies located in emerging markets.

SUMMARY – INTERNATIONAL DIVIDEND INCOME FUND

•

Value stocks of companies of any size that portfolio management believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential to provide total return through capital appreciation and dividend income.

Consistent with its investment objective and policies, the Fund selectively may invest in derivatives. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives for risk management purposes, including to hedge against a decline in the value of certain investments and to adjust the investment characteristics of its portfolio. The Fund also may invest in derivatives for “speculative” purposes to increase its investment return or income. For example, the Fund may manage cash by investing in futures or other derivatives that provide efficient short-term investment exposure to broad equity markets.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and securities selected by the Fund’s portfolio management fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Equity Securities Risk: Common stocks and other equity securities, as well as equity-like securities such as convertible bonds, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition. To the extent the Fund overweights a single

SUMMARY – INTERNATIONAL DIVIDEND INCOME FUND

market sector or industry relative to its benchmark index, it can accumulate relatively large positions in a single issuer, industry, or sector. As a result, the Fund’s performance may be tied more directly to the success or failure of a relatively smaller or less diversified group of portfolio holdings.

•

Dividend Risk: Securities of dividend paying companies may become less available for purchase, limiting the Fund’s ability to produce current income and increasing the volatility of the Fund’s returns. At times, the performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. In addition, a company’s dividend payments may vary over time, and there is no guarantee that a company will pay a dividend at all.

•

Foreign Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent that such securities are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Emerging Markets Risk: Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Foreign Currency Risk: The Fund may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions,

SUMMARY – INTERNATIONAL DIVIDEND INCOME FUND

that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

•

Geographic Concentration Risk: To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such region may have a greater impact on Fund performance relative to a more geographically diversified fund.

•	Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

•	Large Company Risk: As compared to smaller successful companies, larger companies may be less able to respond quickly to certain market developments and may have slower rates of growth.

•

Mid-Sized and Small Company Risk: Investments in securities of mid-sized and small companies generally involve greater risks than investments in larger companies. Mid-sized and small companies may have limited management experience or depth, limited access to capital, and limited products or services, or may operate in markets that have not yet been established. Mid-sized and small company securities tend to be more volatile and less liquid than securities of larger companies.

•

Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility. Derivatives that are not centrally cleared also are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

•	High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

SUMMARY – INTERNATIONAL DIVIDEND INCOME FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class B shares because the Fund has not issued Class B shares.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ‘09 +29.03%	Worst Quarter 3rd Q ‘11 -19.00%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through

SUMMARY – INTERNATIONAL DIVIDEND INCOME FUND

tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2013)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class A Shares				6/30/2008

Before Taxes	7.89%	10.67%	1.62%

After Taxes on Distributions	7.10%	10.22%	1.22%

After Taxes on Distributions and Sale of Fund Shares	5.59%	8.97%	1.67%

Class C Shares	12.71%	11.25%	2.05%	6/30/2008

Class F Shares	14.67%	12.28%	2.96%	6/30/2008

Class I Shares	14.89%	12.38%	3.08%	6/30/2008

Class R2 Shares	14.13%	12.06%	2.77%	6/30/2008

Class R3 Shares	14.34%	11.95%	2.68%	6/30/2008

Index

MSCI All Country World Ex-U.S. Value Index with Gross Dividends (reflects no deduction for fees, expenses or taxes)	15.65%	13.33%	2.85%	6/30/2008

MSCI All Country World Ex-U.S. Value Index with Net Dividends (reflects no deduction for fees or expenses, but reflects deduction of withholding taxes)	15.04%	12.69%	2.28%	6/30/2008

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Vincent J. McBride, Partner and Director	2008

Todd D. Jacobson, Partner and Associate Director	2013

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PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares are not available for purchase. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

A Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, and also may be subject to state and local taxes. Certain taxes on distributions may not apply to tax exempt investors or tax deferred accounts, such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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NOTES:

Investment Company Act File Number: 811-07538

00106559 LAIDI-7SUM (3/14)